UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

11

Aberdeen Latin America Equity Fund, Inc.

Semi-Annual Report
June 30, 2011

Invests primarily in equity securities in Latin America.

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

August 12, 2011

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2011. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin America equity securities.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 1.6% for the six months ended June 30, 2011, assuming reinvestment of distributions, compared with a return of (1.7%) for the Fund’s benchmark, the MSCI EM Latin America Index.

Share Price Performance

The Fund’s share price increased 0.1% over the six months, from $38.72 on December 31, 2010 to $38.77 on June 30, 2011. The Fund’s share price on June 30, 2011 represented a discount of 9.1% to the NAV per share of $42.63 on that date, compared with a discount of 7.7% to the NAV per share of $41.95 on December 31, 2010. As of August 12, 2011, the share price was $33.39, representing a discount of 9.4% to the NAV per share of $36.84. Based on market price, the total return based on the Fund’s shares gained 0.1% during the period, assuming reinvestment of distributions.

Market Review

Latin American equities ended mixed in the half year. Stock markets in the region were buffeted by concerns over the sustainability of the global economic recovery and other external factors, including the unrest in the Middle East and North Africa, as well as the Japan earthquake. In particular, Peru suffered the brunt of the selling pressure following the victory of Ollanta Humala, on fears that he would tax mining companies and hurt investment.

On the economic front, GDP growth within the region was relatively healthy. Brazil, Mexico and Chile saw robust first-quarter expansion, while unemployment eased in Brazil. Foreign investment also hit a record of US$112.6 billion in Latin America in 2010, led by Brazil.

Outlook

We believe market volatility is likely to continue given that the region may witness slower growth in the second half of the year because of concerns over the health of the U.S. economy, deceleration in Asia and fiscal risks in the Eurozone. However, the World Bank’s recent loan approval of US$14.7 billion should help support the region’s economy. Latin America is forecasted to expand by about 4.7% in 2011, almost twice the expected rate in the U.S., thanks to solid domestic consumption, strong demand for the region’s commodities and largely prudent fiscal management over the past decade.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	Emailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeenlaq.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at  1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Latin America Equity Fund, Inc.	1

Portfolio Summary (unaudited)

June 30, 2011

Sector Allocation

Top 10 Holdings, by Issuer

June 30, 2011 (unaudited)

	Holding	Sector	Country	Percent of Net Assets

1.	Banco Bradesco S.A.	Commercial Banks	Brazil	9.3%
2.	Vale S.A.	Metals & Mining	Brazil	9.1%
3.	Petroleo Brasileiro S.A.	Oil, Gas & Consumable Fuels	Brazil	8.4%
4.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	6.2%
5.	Lojas Renner S.A.	Multiline Retail	Brazil	4.1%
6.	Fomento Economico Mexicano S.A.B. de C.V.	Beverages	Mexico	4.1%
7.	Grupo Financiero Banorte S.A.B. de C.V.	Commercial Banks	Mexico	3.8%
8.	Multiplan Empreendimentos Imobiliarios S.A.	Real Estate Management & Development	Brazil	3.6%
9.	Ultrapar Participacoes S.A.	Oil, Gas & Consumable Fuels	Brazil	3.6%
10.	Tenaris S.A.	Energy Equipment & Services	Argentina	3.4%

Average Annual Returns

June 30, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	32.80%	5.17%	18.86%	20.40%
Market Value	31.42%	5.59%	19.15%	22.13%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.23%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.23%.

2	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited)

June 30, 2011

No. of Shares	Description	Value

EQUITY SECURITIES—99.4%
ARGENTINA—3.4%
ENERGY EQUIPMENT & SERVICES—3.4%
237,000	Tenaris S.A., ADR (cost $9,379,613)	$ 10,838,010
BRAZIL—64.6%
AEROSPACE & DEFENSE—0.9%
374,000	Embraer S.A.	2,850,756
COMMERCIAL BANKS—12.1%
1,156,246	Banco Bradesco S.A.	19,833,633
477,382	Banco Bradesco S.A., PN	9,693,191
87,302	Banco Itaú Holding Financeira S.A., PN	2,038,277
290,286	Itau Unibanco Holding S.A., ADR	6,836,235
		38,401,336
COMMERCIAL SERVICES & SUPPLIES—1.5%
365,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	4,903,018
DIVERSIFIED FINANCIAL SERVICES—1.1%
515,563	BM&F Bovespa S.A.	3,411,328
FOOD PRODUCTS—1.2%
219,368	BRF - Brasil Foods S.A.	3,723,579
HEALTH CARE PROVIDERS & SERVICES—2.7%
286,000	Amil Participações S.A.	3,361,581
312,000	Odontoprev S.A.	5,196,003
		8,557,584
IT SERVICES—1.7%
211,201	Cielo S.A.	5,275,967
MACHINERY—0.9%
251,844	Weg S.A.	2,871,396
MEDIA—1.1%
177,000	Saraiva S.A. Livreiros Editores, PN	3,460,185
METALS & MINING—11.7%
180,800	Bradespar S.A., PN(a)	4,586,011
244,285	Usinas Siderúrgicas de Minas Gerais S.A.	3,673,976
999,000	Vale S.A., ADR	28,931,040
		37,191,027
MULTILINE RETAIL—4.1%
344,096	Lojas Renner S.A.	13,114,087
OIL, GAS & CONSUMABLE FUELS—12.0%
874,433	Petroleo Brasileiro S.A., ADR	26,827,605
626,000	Ultrapar Participacoes S.A., ADR	11,349,380
		38,176,985
PERSONAL PRODUCTS—3.0%
383,000	Natura Cosmeticos S.A.	9,567,640
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.6%
523,097	Multiplan Empreendimentos Imobiliarios S.A.	11,465,782
ROAD & RAIL—1.5%
261,000	Localiza Rent a Car S.A.	4,664,297

Aberdeen Latin America Equity Fund, Inc.	3

Portfolio of Investments (unaudited) (continued)

June 30, 2011

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
BRAZIL (continued)
SOFTWARE—0.9%
150,000		Totvs S.A.	$ 2,767,102
TEXTILES, APPAREL & LUXURY GOODS—1.0%
231,667		Arezzo Industria e Comercio S.A.(a)	3,242,329
TOBACCO—2.1%
535,000		Souza Cruz S.A.	6,805,726
TRANSPORTATION INFRASTRUCTURE—1.5%
245,400		Wilson Sons Limited, BDR	4,776,906
		Total Brazil (cost $118,867,353)	205,227,030
CHILE—6.6%
AIRLINES—0.2%
23,143		Lan Airlines S.A.	659,602
BEVERAGES—0.9%
318,000		Embotelladora Andina S.A., PNB	1,517,364
540,000		Viña Concha y Toro S.A.	1,452,402
			2,969,766
CHEMICALS—0.4%
18,800		Sociedad Química y Minera de Chile S.A., PNB	1,222,895
COMMERCIAL BANKS—1.2%
11,208,901		Banco de Chile	1,628,271
25,113,969		Banco Santander Chile	2,270,386
			3,898,657
ELECTRIC UTILITIES—0.6%
3,780,000		Enersis S.A.	1,746,233
INDUSTRIAL CONGLOMERATES—0.7%
18,518		Antarchile S.A.	395,838
98,000		Empresas COPEC S.A.	1,855,782
			2,251,620
IT SERVICES—0.5%
592,000		Sonda S.A.	1,632,798
MULTILINE RETAIL—0.3%
77,000		S.A.C.I. Falabella	810,613
PAPER & FOREST PRODUCTS—0.5%
29,857		Empresas CMPC S.A.	1,593,310
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
692,000		Parque Arauco S.A.	1,547,320
WATER UTILITIES—0.8%
84,144		Inversiones Aguas Metropolitanas S.A., ADR(b)(c)	2,573,931
		Total Chile (cost $11,630,400)	20,906,745
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,503,967	(d)	JPMorgan Latin America Capital Partners, L.P. (cost $917,439)(a)(c)(e)(f)(g)	305,885

4	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2011

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
MEXICO—24.6%
BEVERAGES—4.1%
193,402		Fomento Economico Mexicano S.A.B. de C.V., ADR	$ 12,859,299
COMMERCIAL BANKS—3.8%
2,647,000		Grupo Financiero Banorte S.A.B. de C.V.	12,017,176
FOOD & STAPLES RETAILING—3.8%
1,760,000		Organización Soriana S.A.B. de C.V.	5,277,242
2,278,000		Wal-Mart de México S.A.B. de C.V., Series V	6,760,394
			12,037,636
HOUSEHOLD DURABLES—1.2%
1,799,741		Urbi Desarrollos Urbanos S.A.B. de C.V.(a)	3,950,087
HOUSEHOLD PRODUCTS—2.1%
1,021,000		Kimberly-Clark de Mexico S.A.B. de C.V.	6,713,979
TRANSPORTATION INFRASTRUCTURE—3.4%
365,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	6,332,750
74,134		Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	4,369,458
			10,702,208
WIRELESS TELECOMMUNICATION SERVICES—6.2%
14,583,310		América Móvil S.A.B. de C.V., Series L	19,665,352
		Total Mexico (cost $50,832,281)	77,945,737
GLOBAL—0.1%
VENTURE CAPITAL—0.1%
2,237,292	(d)	Emerging Markets Ventures I, L.P. (cost $838,407)(a)(c)(e)(f)(g)	183,905
		Total Equity Securities (cost $192,465,493)	315,407,312
SHORT-TERM INVESTMENT—0.6%

Principal Amount (000)

BAHAMAS—0.6%
$2,033		Citibank Nassau, overnight deposit, 0.03%, 07/01/11 (cost $2,033,000)	2,033,000
		Total Investments—100.0% (cost $194,498,493)	317,440,312
		Cash and Other Assets in Excess of Liabilities—0.0%	89,687
		Net Assets—100.0%	$317,529,999

(a)	Non-income producing security.
(b)	SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”
(c)	Illiquid Security.
(d)	Represents contributed capital. (See Note 6).
(e)	Restricted security, not readily marketable. (See Note 6).
(f)

Security was fair valued as of June 30, 2011. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note 1).

(g)	As of June 30, 2011, the aggregate amount of open commitments for the Fund is $812,869. (See Note 6).
ADR	American Depositary Receipts.
BDR	Brazilian Depositary Receipts.
PN	Preferred Shares.
PNB	Preferred Shares, Class B.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	5

Statement of Assets and Liabilities (unaudited)
As of June 30, 2011

Assets

Investments, at value (Cost $194,498,493)	$ 317,440,312
Cash (including $525,312 of foreign currencies with a cost of $526,657)	536,074
Dividends receivable	722,160
Prepaid expenses	35,691
Total assets	318,734,237

Liabilities
Investment advisory fees payable (Note 2)	630,972
Administration fees payable (Note 2)	31,044
Chilean repatriation taxes (Note 1)	139,314
Accrued expenses and other liabilities	402,908
Total liabilities	1,204,238

Net Assets	$317,529,999

Net Assets consist of
Capital stock, $0.001 par value (Note 4)	$ 7,449
Paid-in capital	185,712,449
Distributions in excess of net investment income	(802,329)
Accumulated net realized gain on investments and foreign currency related transactions	9,664,858
Net unrealized appreciation on investments and foreign currency translation	122,947,572
Net Assets applicable to shares outstanding	$317,529,999
Net asset value per share, based on 7,448,517 shares issued and outstanding	$ 42.63

See Notes to Financial Statements.

6	Aberdeen Latin America Equity Fund, Inc.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2011

Investment Income

Income:
Dividends and other income	$ 4,704,471
Less: Foreign taxes withheld	(307,204)
Total investment income	4,397,267

Expenses:
Investment advisory fees (Note 2)	1,244,368
Legal fees and expenses	100,839
Custodian’s fees and expenses	88,721
Administration fees (Note 2)	88,143
Directors’ fees and expenses	74,160
Investor relations fees and expenses (Note 2)	36,945
Insurance expense	35,143
Reports to shareholders and proxy solicitation	30,318
Independent auditor’s fees and expenses	26,128
Transfer agent’s fees and expenses	12,920
Miscellaneous	101,448
Chilean taxes (Note 1)	43,110
Total expenses	1,882,243
Less: Fee waivers (Note 2)	(4,463)
Net expenses	1,877,780

Net investment income	2,519,487

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions*	9,285,322
Foreign currency transactions	(5,786)
Net change in unrealized depreciation of investments and foreign currency translation (includes $921 of Chilean repatriation taxes on unrealized losses) (Note 1)	(6,741,505)
Net realized and unrealized gain on investments and foreign currency transactions	2,538,031
Net Increase in Net Assets Resulting from Operations	$ 5,057,518

* Includes realized gain distributions from underlying venture capital investments of $32,808.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	7

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (unaudited)	For the Year Ended December 31, 2010
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 2,519,487	$ 2,772,514
Net realized gain on investments and foreign currency related transactions	9,279,536	2,967,350
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(6,741,505)	53,335,577
Net increase in net assets resulting from operations	5,057,518	59,075,441
Dividends and distributions to shareholders from:
Net investment income	–	(3,371,597)
Net realized gain on investments	–	(59,310,174)
Total dividends and distributions to shareholders	–	(62,681,771)
Capital share transactions:
Issuance of 0 and 1,341,884 shares, respectively, due to stock distribution	–	50,978,173
Total capital share transactions	–	50,978,173
Total increase in net assets resulting from operations	5,057,518	47,371,843
Net Assets
Beginning of period	312,472,481	265,100,638
End of period*	$317,529,999	$312,472,481

* Includes undistributed net investment income of $(802,329) and $(3,321,816), respectively.

See Notes to Financial Statements.

8		Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2011		For the Fiscal Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$41.95		$43.41	$21.26	$53.19	$46.23	$35.25
Net investment income	0.34	(a)	0.44 (a)	0.58 (a)	0.55 (a)	0.71 (a)	0.63
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.34		8.19	22.54	(28.97)	18.79	15.78
Net increase/(decrease) in net assets resulting from operations	0.68		8.63	23.12	(28.42)	19.50	16.41
Dividends and distributions to shareholders:
Net investment income	–		(0.47)	(1.00)	(0.45)	(0.76)	(0.56)
Net realized gain	–		(9.62)	–	(3.15)	(11.79)	(4.87)
Total dividends and distributions to shareholders	–		(10.09)	(1.00)	(3.60)	(12.55)	(5.43)
Anti-dilutive impact due to capital shares tendered or repurchased	–		–	0.03	0.09	0.01	–
Net asset value, end of period	$42.63		$41.95	$43.41	$21.26	$53.19	$46.23
Market value, end of period	$38.77		$38.72	$39.42	$18.29	$47.31	$43.43
Total Investment Return Based on:
Market value(b)	0.13%		24.75%	120.93%	(54.99)%	42.45%	61.62%
Net asset value	1.62%		22.74%	109.30%	(53.46)%	50.46%	48.66%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$317,530		$312,472	$265,101	$131,298	$335,699	$292,286
Average net assets (000 omitted)	$308,133		$268,440	$194,682	$280,540	$353,192	$265,971
Ratio of expenses to average net assets(c)	1.23%	(d)	1.35%	1.28%	1.19%	1.14%	1.44%
Ratio of expenses to average net assets, excluding fee waivers(c)	1.23%	(d)	1.35%	1.28%	1.20%	1.14%	1.45%
Ratio of expenses to average net assets, excluding taxes	1.20%	(d)	1.27%	1.21%	1.18%	1.11%	1.19%
Ratio of net investment income to average net assets	1.65%	(d)	1.03%	1.84%	1.24%	1.28%	1.49%
Portfolio turnover rate	5.63%		7.52%	75.70%	16.55%	26.33%	46.05%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Ratios include the effect of Chilean taxes.
(d)	Annualized.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	9

Notes to Financial Statements (unaudited)

June 30, 2011

Aberdeen Latin America Equity Fund, Inc. (the “Fund”), formerly The Latin America Equity Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

On March 29, 2010, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund in order to align the Fund’s brand presence more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE Amex ticker symbol, LAQ, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which

10	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the six months ended June 30, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Aberdeen Latin America Equity Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 06/30/2011
Aerospace & Defense	$2,850,756	$–	$–	$2,850,756
Airlines	659,602	–	–	659,602
Beverages	15,829,065	–	–	15,829,065
Chemicals	1,222,895	–	–	1,222,895
Commercial Banks	54,317,169	–	–	54,317,169
Commercial Services & Supplies	4,903,018	–	–	4,903,018
Diversified Financial Services	3,411,328	–	–	3,411,328
Electric Utilities	1,746,233	–	–	1,746,233
Energy Equipment & Services	10,838,010	–	–	10,838,010
Food & Staples Retailing	12,037,636	–	–	12,037,636
Food Products	3,723,579	–	–	3,723,579
Health Care Providers & Services	8,557,584	–	–	8,557,584
Household Durables	3,950,087	–	–	3,950,087
Household Products	6,713,979	–	–	6,713,979
Industrial Conglomerates	2,251,620	–	–	2,251,620
IT Services	6,908,765	–	–	6,908,765
Machinery	2,871,396	–	–	2,871,396
Media	3,460,185	–	–	3,460,185
Metals & Mining	37,191,027	–	–	37,191,027
Multiline Retail	13,924,700	–	–	13,924,700
Oil, Gas & Consumable Fuels	38,176,985	–	–	38,176,985
Paper & Forest Products	1,593,310	–	–	1,593,310
Personal Products	9,567,640	–	–	9,567,640
Real Estate Management & Development	13,013,102	–	–	13,013,102
Road & Rail	4,664,297	–	–	4,664,297
Software	2,767,102	–	–	2,767,102
Textiles, Apparel & Luxury Goods	3,242,329	–	–	3,242,329
Tobacco	6,805,726	–	–	6,805,726
Transportation Infrastructure	15,479,114	–	–	15,479,114
Venture Capital	–	–	489,790	489,790
Water Utilities	2,573,931	–	–	2,573,931
Wireless Telecommunication Services	19,665,352	–	–	19,665,352
Short-Term Investments	–	2,033,000	–	2,033,000
Total	$314,917,522	$2,033,000	$489,790	$317,440,312

*                   During the six months ended June 30, 2011, there were no transfers in or out of Level 1, Level 2 and Level 3 fair value measurements and there were no significant changes to the fair valuation methodologies.

12	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2010	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/2011
Venture Capital	$565,761	$–	$–	$(53,814)	$–	$(22,157)	$–	$–	$489,790
Total	$565,761	$–	$–	$(53,814)	$–	$(22,157)	$–	$–	$489,790

Change in unrealized appreciation/depreciation relating to investments still held at June 30, 2011 is $(53,814).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or

Aberdeen Latin America Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

For Chilean securities, the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2011, the Fund paid $43,110.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended December 31, 2010 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

2. Agreements

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAMISL has voluntarily agreed to waive a portion of its advisory fee. For the six months ended June 30, 2011, AAMISL earned $1,244,368 for advisory services to the Fund, of which AAMISL waived $4,463.

Celfin Capital Servicios Financieros S.A. (“Celfin”) serves as the Fund’s sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee out of the advisory fee, calculated weekly and paid quarterly, at an annual rate of 0.10% of the Fund’s average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2011, Celfin earned $140,050 for sub-advisory services to the Fund.

For the six months ended June 30, 2011, Celfin received $17,724 in broker commissions from portfolio transactions executed on behalf of the Fund.

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). On June 8, 2011, the Board approved an amendment to the Administration and Agency agreement fee schedule. Effective as of January 1, 2011, the Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Fund’s aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. Prior to January 1, 2011, the Funds paid BBH & Co. monthly for administrative and fund accounting services, at an annual rate of 0.06% of the Funds’ aggregate assets up to $500 million, 0.0525% for the next $500 million, and 0.0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2011, BBH & Co. earned $26,251 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (“AFCE”) serves as the Fund’s Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.s”) (approximately $93,000 at June 30, 2011) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the six months ended June 30, 2011, the administration fees and accounting fees amounted to $57,359 and $4,533, respectively.

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. For the six months ended June 30, 2011, the Fund incurred fees of approximately $37,554 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2010, 886 shares were purchased pursuant to the Directors compensation plan. During the six months ended June 30, 2011, no shares were purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

3. Investment Transactions

For the six months ended June 30, 2011, Fund purchases and sales of securities, other than short-term investments, were $17,515,651 and $22,774,654, respectively.

4. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2011, the Fund had 7,448,517 shares issued and outstanding.

On September 1, 2010, the Board declared the payment of an elective cash distribution to be paid in the amount of $9.282 per share of common stock, on October 29, 2010, to shareholders of record at the close of business on September 14, 2010. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 10% of the aggregate dollar amount of the total distribution. Because the cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all shareholders who made such requests. Shareholders who requested cash distributions received $1.46436 per share or 15.78% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $37.99 per share, which equaled the average closing price of the Fund’s common shares on the NYSE AMEX on October 21, 2010, and the two preceding trading days. Following the closing of the elective cash distribution the Fund’s number of outstanding shares was 7,448,517.

5. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2011, the Fund had no borrowings under the joint credit facility.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 6/30/11	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	$838,407	$183,905	0.06	$2,506,031	$262,708
J.P. Morgan Latin America Capital Partners, L.P.	04/10/00 – 10/20/09	917,439	305,885	0.10	2,508,571	550,161
Total		$1,755,846	$489,790	0.16	$5,014,602	$812,869

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Share Repurchase Program

On November 15, 2007, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six months ended June 30, 2011 and fiscal year ended December 31, 2010, the Fund repurchased 0 shares, through this program.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

June 30, 2011

risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

10. Tax Information

At June 30, 2011, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $194,498,493, $125,274,740, $(2,332,921) and $122,941,819, respectively.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2011.

16	Aberdeen Latin America Equity Fund, Inc.

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 5, 2011 at the offices of Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
James J. Cattano	5,604,777.27	74,626
Steven N. Rappaport	3,809,696.27	1,869,707

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, Lawrence J. Fox, and Martin M. Torino.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•                  By calling 1-866-839-5205;

•                  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Latin America Equity Fund, Inc.	17

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Corporate Information

Directors	U.S. Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Lawrence J. Fox	Boston, MA 02109
Steven N. Rappaport
Martin M. Torino	Chilean Administrator
Celfin Capital S.A. Administradora de Fondos de
Officers	Capital Extranjero
Christian Pittard, President	Av. Apoquindo 3721, Piso 19,
Jeffrey Cotton, Vice President Compliance and Chief Compliance Officer	Las Condes
Andrea Melia, Treasurer and Chief Financial Officer	Santiago, Chile
Megan Kennedy, Vice President and Secretary
Alan Goodson, Vice President	Shareholder Servicing Agent
Joanne Irvine, Vice President	Computershare Trust Company, N.A.
Devan Kaloo, Vice President	P.O. Box 43078
Jennifer Nichols, Vice President	Providence, RI 02940
Nick Robinson, Vice President
Lucia Sitar, Vice President	Independent Registered Public Accounting Firm
Tim Sullivan, Vice President	PricewaterhouseCoopers LLP
Hugh Young, Vice President	125 High Street
Sharon Greenstein, Assistant Treasurer	Boston, MA 02110

Investment Adviser	Legal Counsel
Aberdeen Asset Management Investment Services Limited	Willkie Farr & Gallagher LLP
Bow Bells House	787 Seventh Avenue
1 Bread Street	New York, NY 10019
London, United Kingdom
EC4M 9HH	Investor Relations
Aberdeen Asset Management Inc.
Investment Sub-Adviser & Chilean Administrator	1735 Market Street, 32nd Floor
Celfin Capital Servicios Financieros S.A.	Philadelphia, PA 19103
Av. Apoquindo 3721, Piso 19,	1-866-839-5205
Las Condes	InvestorRelations@aberdeen-asset.com
Santiago, Chile

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of June 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 7, 2011.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(a)(b)(c)(d)(e)
January 1, 2011 through January 31, 2011	0	0	0	345,575
February 1, 2011	0	0	0	345,575

through February 28, 2011
March 1, 2011 through March 31, 2011	0	0	0	345,575
April 1, 2011 through April 30, 2011	0	0	0	345,575
May 1, 2011 through May 31, 2011	0	0	0	345,575
June 1, 2011 through June 30, 2011	0	0	0	345,575
Total	0	0	0	345,575

(a)          The plan was announced on November 16, 2007.

(b)         10% of the Fund’s outstanding shares.

(c)          There is no expiration date for the plan.

(d)         Not applicable.

(e)          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Latin America Equity Fund, Inc.

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Latin America Equity Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Latin America Equity Fund, Inc.

Date: September 8, 2011

By: /s/ Andrea Melia

Andrea Melia,

Treasurer and Chief Financial Officer of

Aberdeen Latin America Equity Fund, Inc.

Date: September 8, 2011

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications